                                                                     Exhibit 4.6

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                   AND CONSENT

            This THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") is dated as of February 10, 2000 and entered into by and among Manufacturers' Services Limited, a Delaware corporation ("Company"), MSL Overseas Finance B.V., a Netherlands private company with limited liability ("MSL Overseas"), the financial institutions listed on the signature pages hereof, Bank of America, N.A. (successor to Bank of America National Trust and Savings Association), as administrative agent, as collateral agent, and as issuing lender, DLJ Capital Funding, Inc; as syndication agent, and Bank of America International Limited as sub-agent, and is made with reference to that certain Credit Agreement dated as of August 21, 1998, as amended pursuant to a First Amendment to Credit Agreement and Limited Waiver, dated as of February 26, 1999 and a Second Amendment to Credit Agreement and Consent, dated as of November 23, 1999 (as so amended, the "Credit Agreement"), by and among Company, MSL Overseas, Lenders, Sub-Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Bank of America, N.A. (successor to Bank of America National Trust and Savings Association), as Administrative Agent, as Collateral Agent and as Issuing Lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, in order to increase its working capital availability, Company desires to borrow $25,000,000 pursuant to term loans maturing July 31, 2004, which will be equally and ratably secured with the Term Loans and Revolving Loans under the Credit Agreement;

            WHEREAS, the proceeds of such term loans will be used to repay Revolving Loans outstanding under the Credit Agreement;

            WHEREAS, such term loans shall be obligations solely of Company and not of MSL Overseas;

            WHEREAS, Company has requested and Lenders have agreed (1) to amend the Credit Agreement to provide for such new term loans and (2) to consent to the incurrence of such new term loans; and

            WHEREAS, Company and Lenders have agreed to amend the Credit Agreement in certain other respects relating to such term loans.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendment to Subsection 1.1: Definitions.

      A. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions:

            "Third Amendment" means the Third Amendment to Credit Agreement and Consent.

            "Third Amendment Closing Date" means February 11, 2000, the date of the funding of the Tranche B Term Loans.

            "Tranche B Term Loan Commencement" means the commitment of a Lender to make Tranche B Term Loans to Company pursuant to subsection 2.1A(v), and "Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate.

            "Tranche B Term Loan Exposure" means, with respect to any Tranche B Term Loan Lender as of any date of determination (i) prior to the funding of the Tranche B Term Loans, that Lender's Tranche B Term Loan Commitment and (ii) after the funding of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loan of that Lender.

            "Tranche B Term Loan Lender" means any Lender who holds a Tranche B Term Loan Commitment, or who has made a Tranche B Term Loan hereunder and any assignee of such Lender pursuant to subsection 12.1B.

            "Tranche B Term Loans" means the Tranche B Term Loans made by Tranche B Term Loan Lenders to Company pursuant to subsection 2.1A(v).

            "Tranche B Term Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1D(iii) on the Third Amendment Closing date and
(ii) any promissory notes issued by Company pursuant to the last sentence of subsection 12.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Tranche B Term Loan Lenders, in each case substantially in the form of Exhibit IV-A annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

      B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of the terms listed below and inserting the following in lieu thereof:

            "Company Borrowing Base" means, as at any date of determination, the lesser of (i) the difference between (a) the sum of (1) 90% of all Eligible Accounts Receivable of Company and its Domestic Subsidiaries due from IBM that are unpaid for 30 days or less from the date of the original invoice therefor,
(2) 80% of all Eligible Accounts Receivable of Company and its Domestic Subsidiaries other than those specified in clause (1) above and (3)(i) until December 31, 1999, 45% of all Eligible Inventory of Company and its Domestic Subsidiaries (less such amount of Eligible Inventory to assure that Eligible Inventory at any time does not exceed 60% of the Company Borrowing Base) and (ii) after December 31, 1999, 35% of all Eligible Inventory of Company and its Domestic Subsidiaries (less such amount of Eligible Inventory to assure that Eligible Inventory at any time does not exceed 50% of the Company Borrowing Base) and (b) the Term Loans and Tranche B Term Loans advanced to Company and (ii) $75,000,000 minus the Total Utilization of Revolving Loan Commitments attributable to MSL Overseas.

            "Lender" and "Lenders" means the persons identified as "Lender" and "Tranche B Term Loan Lender" and listed on the signature pages to the Third Amendment, together with their successors and permitted assigns pursuant to subsection 12.1.

            "Loan" or "Loans" means one or more of the Term Loans, Tranche B Term Loans or Revolving Loans or any combination thereof.

            "Notes" means one or more of the Term Notes, Tranche B Term Notes or Revolving Notes or any combination thereof.

            "Pro Rata Share" means the percentage equivalent (expressed as a decimal rounded to the ninth decimal place) (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan Exposure of any Lender, the percentage obtained by dividing (x) the Term Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitments or the Tranche B Term Loan Exposure of any Lender, the percentage obtained by dividing (x) the Tranche B Term Loan Exposure of that Lender by (y) the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Revolving Lender or any Letters of Credit issued or participations therein purchased (including any Offshore Participations pursuant to subsection 2.1A(iii)(b)) by any Revolving Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (iv) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 12.1. The Pro Rata Share of each Lender, after giving effect to the Third Amendment, for purposes of each of clauses (i), (ii) and (iii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

            "Requisite Lenders" means Lenders having or holding 51% or more of the sum of (i) the aggregate Term Loan Exposure of all Lenders plus (ii) the aggregate Tranche B Term Loan Exposure of all Lenders plus (iii) the aggregate Revolving Loan Exposure of all Lenders.


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

1.2   Amendment to Subsection 2.1: Commitments; Making of Loans; Notes.

      A. Subsection 2.lA of the Credit Agreement is hereby amended by deleting the first paragraph thereof and inserting the following:

            "Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers herein set forth, each Term Loan Lender hereby severally agrees to make the Term Loans described in subsection 2.lA(i), each Revolving Lender hereby severally agrees to make the Revolving Loans described in subsection 2.1A(ii), each Offshore Lender hereby severally agrees to make the Offshore Revolving Loans described in subsection 2.lA(iii), and each Tranche B Term Loan Lender hereby severally agrees to make the Tranche B Term Loans described in subsection 2.1A(v)."

      B. Subsection 2.1A of the Credit Agreement is hereby further amended by inserting the following at the end thereof:

            "(v) Tranche B Term Loans. Each Tranche B Term Loan Lender severally agrees to lend Company on the Third Amendment Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche B Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Tranche B Term Loan Lender's Tranche B Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche B Term Loan Commitments is $25,000,000; provided that the Tranche B Term Loan Commitments of the Tranche B Term Loan Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 12.1B. Each Tranche B Term Loan Lender's Tranche B Term Loan Commitment shall expire immediately and without further action on February 11, 2000, if the Tranche B Term Loans are not made on or before that date. Company may make only one borrowing under the Tranche B Term Loan Commitments. Amounts borrowed under this subsection 2.1A(v) and subsequently repaid or prepaid may not be reborrowed. Tranche B Term Loans shall be available only in Dollars."

      C. Subsection 2.1B and subsection 2.1C of the Credit Agreement are hereby amended by inserting the phrase ", Tranche B Term Loans" after the phrase "Term Loans" wherever the phase "Term Loans" appears in subsection 2.1B and subsection 2.1C, by inserting the phrase ", Tranche B Term Loan Lender" after the phrase "Term Lender" wherever the phrase "Term Lender" appears in subsection 2.1C and by replacing the phrase "Term Lender" with the phrase "Term Loan Lender" wherever the phrase Term Lender appears in subsection 2.1C.

      D. Subsection 2.1D of the Credit Agreement is hereby amended by adding the following at the end of the first paragraph thereof: "and (iii) to each Tranche B Term Loan Lender (or to Administrative Agent for that Lender) a Tranche B Term Note substantially in the form of Exhibit IV-A annexed hereto to evidence that Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan and with other appropriate insertions."


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

1.3   Amendment to Subsection 2.2: Interest an the Loans.

      A. Subsection 2.2A of the Credit Agreement is hereby amended by inserting the phrase ", Tranche B Term Loan" after the phrase "Term Loan" wherever the phrase "Term Loan" appears in the first paragraph of subsection 2.2A.

      B. Subsection 2.2A of the Credit Agreement is hereby further amended by inserting the following at the end thereof:

            "(c) Subject to the provisions of subsections 2.2E and 2.8, the Tranche B Term Loans shall bear interest through maturity as follows:

                  (I) if a Base Rate Loan, then at the sum of the Base Rate plus
            2.75% per annum; or

                  (II) if a LIBOR Loan, then at the sum of Adjusted LIBOR plus
            3.75% per annum."

      C. Subsection 2.2B of the Credit Agreement is hereby amended by deleting clauses (v) and (vi) thereof and inserting the following in lieu thereof:

            "(v) no Interest Period with respect to any portion of the Term Loans or the Tranche B Term Loans shall extend beyond July 31, 2004 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

            (vi) no Interest Period with respect to any portion of the Term Loans or the Tranche B Term Loans shall extend beyond a date in which Borrowers are required to make a scheduled payment of principal of the Term Loans or the Tranche B Term Loans, as the case may be, unless the sum of (a) the aggregate principal amount of the Term Loans or the Tranche B Term Loans, as the case may be, that are Base Rate Loans plus (b) the aggregate principal amount of such Loans that are LIBOR Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on such Loans on such date;".

      D. Subsection 2.2D of the Credit Agreement is hereby amended by inserting the phrase ",Tranche B Term Loans" after the phrase "Term Loans" in the third line of the first paragraph thereof.

1.4 Amendment to Subsection 2.4: Repayments, Prepayments and Reductions in Revolving Loan Commitments; General Provisions Regarding Payments.

      A. Subsection 2.4A of the Credit Agreement is hereby amended by inserting the following at the end thereof:


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

            "Company shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                                                     Scheduled Repayment
                Date                              of Tranche B Term Loans
                ----                              -----------------------

            April 30, 2000                             $    62,500
            July 31, 2000                                   62,500
            October 31, 2000                                62,500
            January 31, 2001                                62,500
            April 30, 2001                                  62,500
            July 31, 2001                                   62,500
            October 31, 2001                                62,500
            January 31, 2002                                62,500
            April 30, 2002                                  62,500
            July 31, 2002                                   62,500
            October 31, 2002                                62,500
            January 31, 2003                                62,500
            April 30, 2003                                  62,500
            July 31, 2003                                   62,500
            October 31, 2003                                62,500
            January 31, 2004                                62,500
            April 30, 2004                                  62,500
            July 31, 2004                               23,937,500
                                                        ----------
            Total                                      $25,000,000

      ; provided that the scheduled installments of principal of the Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than July 31, 2004, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans."

      B. Subsection 2.4B(i) of the Credit Agreement is hereby amended by deleting the phrase "any Term Loans or Revolving Loans" in the ninth line thereof and inserting the phrase "any Loans" in lieu thereof.

      C. Subsection 2.4B(iv) is hereby amended by deleting it in its entirety and substituting therefor the following:


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

      "(iv) Application of Prepayments.

            (a) Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Term Loans and outstanding Tranche B Term Loans on a pro rata basis, second to repay outstanding Revolving Loans of MSL Overseas to the full extent thereof and third to pay outstanding Revolving Loans of Company to the full extent thereof; provided that prepayments by MSL Overseas shall be applied only to Loans of MSL Overseas and that prepayments of Term Loans shall be applied first to outstanding Term Loans of MSL Overseas to the full extent thereof and second to outstanding Term Loans of Company to the full extent thereof. Any voluntary prepayments of the Term Loans and Tranche B Term Loans (whether the application thereof is specified by Company or not) shall be applied to reduce the scheduled installments of principal thereof set forth in subsection 2.4A on a pro rata basis.

            (b) Application of Mandatory Prepayments by Type of Loans. Any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(g) shall be applied first to prepay the Term Loans and Tranche B Term Loans on a pro rata basis to the full extent thereof and to reduce scheduled installments of principal thereof on a pro rata basis, second, to the extent of any remaining portion of the Applied Amount, to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, fourth, to the extent of any remaining portion of the Applied Amount, to provide cash collateral for any outstanding Letters of Credit to the full extent of the outstanding stated amounts thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such cash collateral and, fifth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof. Any payment of Term Loans, Revolving Loans and/or reduction in Revolving Loan Commitments shall be applied first to Term Loans, Revolving Loans and/or Revolving Loan Commitments of MSL Overseas and then to Term Loans, Revolving Loans and/or Revolving Commitments of Company. Prepayments made by MSL Overseas and the application of any Applied Amount derived from a Foreign Subsidiary shall be applied only to Loans of MSL Overseas.

            (c) Application of Prepayments to Base Rate Loans and LIBOR Loans. Considering Term Loans, Tranche B Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to LIBOR Loans, in each case in a manner which minimizes the amount of any payments required to be made by a Borrower pursuant to subsection 2.6D.


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

            (d) Application of Mandatory Prepayments of Term Loans and Tranche B Term Loans. In the case of any mandatory prepayment of the Term Loans and Tranche B Term Loans, any Term Loan Lender or Lenders or Tranche B Term Loan Lender or Lenders may waive the right to receive the amount of such mandatory prepayment of the Term Loans and Tranche B Term Loans. If any such Lender or Lenders elect to waive the right to receive the amount of such mandatory prepayment, 100% of the amount that otherwise would have been applied to mandatorily prepay the Term Loans or Tranche B Term Loans of such Lender or Lenders shall be applied instead to the prepayment of the Revolving Loans to the extent any are then outstanding and the remaining amount shall be applied to reduce the Revolving Loan Commitments; provided that in no event shall the Revolving Loan Commitments be reduced to an amount below $35,000,000 as a result of this section 2.4B(iv)(d)."

      D. Subsection 2.4C(iii) of the Credit Agreement is hereby amended by inserting the phrase ",Tranche B Term Loans," after the phrase "Term Loans" in the second line thereof.

1.5 Amendment to Subsection 2.5; Use of Proceeds.

            Subsection 2.5 of the Credit Agreement is hereby amended by adding the following thereto as a new subsection D;

            D. "Tranche B Term Loans. The proceeds of the Tranche B Term Loans, together with other funds available to Borrowers, shall be applied by Company to pay amounts owed by Company under the Revolving Loans and for working capital purposes."

1.6 Amendment to Subsection 12.1; Assignments and Participations in Loans and Letters of Credit.

      A. Subsection 12.1B(i) of the Credit Agreement is hereby amended by inserting the phrase ", Tranche B Term Loans, Tranche B Term Loan Commitments" after the phrase "Term Loan Commitments" in the eighth line thereof.

      B. Subsection 12.B(i) of the Credit Agreement is further amended by deleting the last sentence thereof and inserting the following in lieu thereof:

            "The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Leader shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, substantially in the form of Exhibit IV, Exhibit IV-A or Exhibit V annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans and/or outstanding Tranche B Term Loans, as the case may be, of the assignee and the assigning Lender."


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

1.7 Amendment to Subsection 12.6: Amendments and Waivers. Subsection 12.6 of the Credit Agreement is hereby amended by inserting the following at the end of the second proviso to the first sentence thereof:

      "and if any matter described in the foregoing proviso relates only to a Tranche B Term Loan, the approval of all Tranche B Term Loan Lenders shall be sufficient."

1.8 Amendment to Exhibits and Schedules.

            Exhibit IV to the Credit Agreement is hereby amended by adding
Exhibit IV-A hereto as Exhibit IV-A thereto.

            Schedule 2.1 to the Credit Agreement is hereby amended by deleting it in its entirety and inserting Schedule 2.1 hereto in lieu thereof.

Section 2. CONSENT

            Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby (a) consent to the incurrence of the Tranche B Term Loans by Company and
(b) agree that (i) the Tranche B Term Loans are not debt Securities for purposes of subsection 2.4B(iii)(e) of the Credit Agreement and (ii) Company's and its Subsidiaries' ability to incur Indebtedness and create Liens after the Third Amendment Effective Date pursuant to the terms of the Credit Agreement shall not be affected by this Consent or the incurrence of the Tranche B Term Loans.

Section 3. LIMITATION OF CONSENT

            Without limiting the generality of the provisions of subsection 12.6 of the Credit Agreement, the consent set forth in Section 2 shall be limited precisely as written and is provided solely with respect to the incurrence of the Tranche B Term Loans in the manner and to the extent described above, and nothing in this Amendment shall be deemed to constitute a waiver of compliance by Borrowers with respect to (i) Subsection 7.1, 7.2 or 7.4 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

            Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 4. CONDITIONS TO EFFECTIVENESS

            Section 1 and Section 2 of this Amendment shall become effective only upon the effectiveness of this Amendment as provided in Section 6 and upon satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"). Company shall deliver to Administrative Agent the following:

      1. Resolutions of the Board of Directors of (a) Company, approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment and (b) MSL Overseas, approving and authorizing the execution, delivery and performance of the Amendment, certified as of the Third Amendment Effective Date by its managing director, in each case as being in full force and effect without modification or amendment;

      2. Signature and incumbency certificates of the officers, managing director or proxyholder, as the case may be, of each Borrower executing this Amendment;

      3. A Notice of Borrowing with respect to the Tranche B Term Loans; and

      4. Opinions of counsel to Company in form and substance satisfactory to the Agents and their counsel.

Section 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

            In order to induce Lenders to enter into this Amendment, each Borrower hereby represents, warrants and agrees that after giving effect to this
Amendment:

                  (a) as of the date hereof, there exists no Event of Default or
            Potential Event of Default under the Credit Agreement;

                  (b) all representations and warranties contained in the Credit
            Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

                  (c) as of the date hereof, each Borrower has performed all agreements to be performed on its part as set forth in the Credit Agreement, unless performance of any such agreements has been previously waived; and

                  (d) as of the date hereof, there is no pending or, to the
            knowledge of Company, threatened action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing pursuant to subsection 5.6 or 6.1(x) of the Credit Agreement prior to the making of the last proceeding Loans; and

                  (e) soon as practicable after the execution of this Amendment,
            Company will take all necessary action to (i) ensure that the Liens securing the Obligations under the Credit Agreement remain First Priority Liens, (ii) comply with the provisions of subsection 6.9 of the Credit Agreement and (iii) provide an opinion of counsel to MSL Overseas in form and substance satisfactory to Agents and their counsel.

Section 6. COUNTERPARTS; EFFECTIVENESS

            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment, subject to the provisions of Section 4 hereof shall become effective upon the execution of counterparts hereof by Company, MSL Overseas, Administrative Agent, Collateral Agent, Syndication Agent, Sub-Agent and by each Lender (including each Tranche B Term Loan Lender) and, in each case, receipt by Company, MSL Overseas, Administrative Agent, Collateral Agent, Syndication Agent and Sub-Agent of written notification of such execution and authorization of delivery thereof.

Section 7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND OTHER LOAN
           DOCUMENTS

            On and after the Third Amendment Effective Date:

                  (a) each reference in the Credit Agreement to "this
            Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby;

                  (b) except as specifically amended by this Amendment, the
            Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

                  (c) the execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Collateral Agent, Administrative Agent, or any of the Lenders under the Credit Agreement or any of the other Loan Documents.

Section 8. GOVERNING LAW

            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE


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

GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 9. TRANCHE B TERM LOAN LENDERS

            Upon their execution and delivery of this Third Amendment and the effectiveness of this Third Amendment pursuant to its terms, the financial institutions identified on the signature pages hereto as Tranche B Term Loan Lenders shall become parties to the Credit Agreement and Lenders for all purposes under this Credit Agreement.

SECTION 10. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

            Each guarantor listed on the signature pages hereof ("Guarantors") hereby acknowledges that it has read this Amendment and consents to the terms thereof (including, without limitation, the incurrence of the Tranche B Term Loans by Company, which increases the obligations guarantied by Guarantors) and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

              [the remainder of this page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    MANUFACTURERS' SERVICES LIMITED


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                    Title: VP & Treasurer
                                          --------------------------------------


                                    MSL OVERSEAS:

                                    MSL OVERSEAS FINANCE B.V.


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                    Title: DIRECTOR
                                          --------------------------------------


                                    BANK OF AMERICA, N.A.
                                    (successor to Bank of America NT&SA), as
                                    Administrative Agent and as Collateral Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA INTERNATIONAL
                                    LIMITED, as Sub-Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    MANUFACTURERS' SERVICES LIMITED


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    MSL OVERSEAS:

                                    MSL OVERSEAS FINANCE B.V.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA, N.A.
                                    (successor to Bank of America NT&SA), as
                                    Administrative Agent and as Collateral Agent


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA INTERNATIONAL
                                    LIMITED, as Sub-Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    MANUFACTURERS' SERVICES LIMITED


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    MSL OVERSEAS:

                                    MSL OVERSEAS FINANCE B.V.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA, N.A.
                                    (successor to Bank of America NT&SA), as
                                    Administrative Agent and as Collateral Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA INTERNATIONAL
                                    LIMITED, as Sub-Agent


                                    By: /s/ Julie A. Chadney
                                       -----------------------------------------

                                    Title: Julie A. Chadney
                                          --------------------------------------
                                            Vice President

                                    LENDERS:

                                    BANK OF AMERICA, N.A.
                                    (successor to Bank of America NT&SA),
                                    individually and as Issuing Lender


                                    By: /s/ Robert W. Kosche
                                       -----------------------------------------

                                    Title: ROBERT W. KOSCHE
                                          --------------------------------------
                                            VICE PRESIDENT


                                    DLJ CAPITAL FUNDING, INC.,
                                    individually and as Syndication Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    FLEET NATIONAL BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ERSTE BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    LENDERS:

                                    BANK OF AMERICA, N.A.
                                    (successor to Bank of America NT&SA),
                                    individually and as Issuing Lender


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    DLJ CAPITAL FUNDING, INC.,
                                    individually and as Syndication Agent


                                    By: /s/ Eric Swanson
                                       -----------------------------------------

                                           Eric Swanson
                                    Title: Managing Director
                                          --------------------------------------


                                    FLEET NATIONAL BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ERSTE BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    LENDERS:

                                    BANK OF AMERICA, N.A.
                                    (successor to Bank of America NT&SA),
                                    individually and as Issuing Lender


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    DLJ CAPITAL FUNDING, INC.,
                                    individually and as Syndication Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    FLEET NATIONAL BANK


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                    Title: Vice President
                                          --------------------------------------


                                    ERSTE BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    LENDERS:

                                    BANK OF AMERICA, N.A.
                                    (successor to Bank of America NT&SA),
                                    individually and as Issuing Lender


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    DLJ CAPITAL FUNDING, INC.,
                                    individually and as Syndication Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    FLEET NATIONAL BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ERSTE BANK


                                    By: /s/ Anca Trifan
                                       -----------------------------------------

                                           ANCA TRIFAN
                                    Title: VICE PRESIDENT
                                          --------------------------------------


                                    /s/ John S. Runnion

                                        JOHN S. RUNNION
                                        FIRST VICE PRESIDENT

                                    BLACK DIAMOND CLO 1998-1 LTD.


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                    Title: [ILLEGIBLE]
                                          --------------------------------------
                                            DIRECTOR


                                    BLACK DIAMOND INTERNATIONAL
                                    FUNDING, LTD


                                    By: /s/ Dorrie Boggess
                                       -----------------------------------------

                                    Title: Dorrie Boggess
                                          --------------------------------------
                                              Director


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    PAM CAPITAL FUNDING, LP

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    BLACK DIAMOND CLO 1998-1 LTD.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BLACK DIAMOND INTERNATIONAL
                                    FUNDING, LTD


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                                    By: /s/ William M. Swenson
                                       -----------------------------------------

                                    Title: WILLIAM M. SWENSON
                                          --------------------------------------
                                           AUTHORIZED SIGNATORY


                                    PAM CAPITAL FUNDING, LP

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    BLACK DIAMOND CLO 1998-1 LTD.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BLACK DIAMOND INTERNATIONAL
                                    FUNDING, LTD


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    PAM CAPITAL FUNDING, LP

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By: /s/ Mark K. Okada
                                       -----------------------------------------

                                                   Mark K. Okada CFA
                                    Title:     Executive Vice President
                                          --------------------------------------
                                           Highland Capital Management L.P.

                                    SRV-HIGHLAND INC.


                                    By: /s/ Kelly C. Walker
                                       -----------------------------------------

                                    Title: KELLY C. WALKER
                                          --------------------------------------
                                           VICE PRESIDENT


                                    HIGHLAND LEGACY LIMITED

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ABN AMRO BANK N.V.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    THE PROVIDENT BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


TRANCHE B TERM LOAN LENDER:

                                    DLJ CAPITAL FUNDING, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    SRV-HIGHLAND INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    HIGHLAND LEGACY LIMITED

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By: /s/ Mark K. Okada CFA
                                       -----------------------------------------

                                                   Mark K. Okada CFA
                                    Title:     Executive Vice President
                                          --------------------------------------
                                           Highland Capital Management L.P.


                                    ABN AMRO BANK N.V.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    THE PROVIDENT BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


TRANCHE B TERM LOAN LENDER:

                                    DLJ CAPITAL FUNDING, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    SRV-HIGHLAND INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    HIGHLAND LEGACY LIMITED

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


ABN AMRO BANK N.V.                  ABN AMRO BANK N.V.


By: /s/ Kevin F. Malone             By: /s/ Bruce W. Swords
   ------------------------------      -----------------------------------------

       Kevin F. Malone                      Bruce W. Swords
Title: Group Vice President         Title:  Vice President
      ---------------------------         --------------------------------------


                                    THE PROVIDENT BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


TRANCHE B TERM LOAN LENDER:

                                    DLJ CAPITAL FUNDING, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    SRV-HIGHLAND INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    HIGHLAND LEGACY LIMITED

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ABN AMRO BANK N.V.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    THE PROVIDENT BANK


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                    Title: Vice President
                                          --------------------------------------


TRANCHE B TERM LOAN LENDER:

                                    DLJ CAPITAL FUNDING, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    SRV-HIGHLAND INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    HIGHLAND LEGACY LIMITED

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ABN AMRO BANK N.V.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    THE PROVIDENT BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


TRANCHE B TERM LOAN LENDER:

                                    DLJ CAPITAL FUNDING, INC.


                                    By: /s/ Eric Swanson
                                       -----------------------------------------

                                           Eric Swanson
                                    Title: Managing Director
                                          --------------------------------------

                                    GUARANTORS:

                                    MANUFACTURERS' SERVICES LIMITED


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                    Title: VP & TREASURER
                                          --------------------------------------


                                    MANUFACTURERS' SERVICES CENTRAL
                                    U.S. OPERATIONS, INC.


                                    By: /s/ Dale Johnson
                                       -----------------------------------------

                                    Title: EXEC. V.P.
                                          --------------------------------------


                                    MANUFACTURERS' SERVICES WESTERN
                                    U.S. OPERATIONS, INC.


                                    By: /s/ Dale Johnson
                                       -----------------------------------------

                                    Title: EXEC. V.P.
                                          --------------------------------------


                                    MANUFACTURERS' SERVICES ATHLONE
                                    LIMITED


                                    By: /s/ Dale Johnson
                                       -----------------------------------------

                                    Title: DIRECTOR
                                          --------------------------------------


                                    MSL OVERSEAS FINANCE BV


                                    By: /s/ Dale Johnson
                                       -----------------------------------------

                                    Title: DIRECTOR
                                          --------------------------------------

                                    MANUFACTURERS' SERVICES
                                    SINGAPORE PTE LTD


                                    By: /s/ Dale Johnson
                                       -----------------------------------------

                                    Title: DIRECTOR
                                          --------------------------------------


                                    GLOBAL MANUFACTURERS' SERVICES
                                    VALENCIA, S.A.


                                    By: /s/ Dale Johnson
                                       -----------------------------------------

                                    Title: SOLE ADMINISTRATOR
                                          --------------------------------------